UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 26, 2020

STAR GOLD CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52711
(Commission File No.)

1875 N. Lakewood Dr., Suite 200
Coeur d’Alene, ID 83814
(Address of principal executive offices and Zip Code)

(208) 644-5066
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On May 26, 2020, Star Gold Corp. (“Star Gold” or the “Company”) issued a Press Release announcing the availability of an updated report concerning the Company’s Longstreet Project (the “Report”). The Report provides an update regarding the status and progress of the Longstreet Project. The Report also contains updated corporate and financial information related to the Company and the Longstreet Project. The Report is available on the Company’s website at www.stargoldcorp.com.

The Press Release is attached hereto as Exhibit 99.1

Exhibit No.	Document Description
99.1	Press Release: Star Gold Provided Update for Longstreet Project.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of May, 2020.

STAR GOLD CORP.

BY:	/s/ Kelly J. Stopher
Kelly J. Stopher, CFO